SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 28, 1998



                              THE PITTSTON COMPANY
             (Exact Name of registrant as specified in its charter)





   Virginia                           1-9148                54-1317776
(State or other                    (Commission           (I.R.S. Employer
 jurisdiction                      File Number)          Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA                                                23058-4229
(Address of principal                                         (Zip Code)
executive offices)


                                  (804)553-3600
              (Registrant's telephone number, including area code)



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Item 5.  Other Events
-------  ------------

                  The Pittston Company has announced earnings for the fourth quarter of 1997 for its Brink's Group, Burlington Group and Minerals Group. Press releases dated January 28, 1998, are filed as exhibits to this report and are incorporated herein by reference.


                                    EXHIBITS

99(a)             Registrant's Brink's Group press release dated January
                  28, 1998.

99(b)             Registrant's Burlington Group press release dated
                  January 28, 1998.

99(c)             Registrant's Minerals Group press release dated January
                  28, 1998.


                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE PITTSTON COMPANY
                                                 (Registrant)



                                    By  /s/ AUSTIN F. REED
                                        Vice President, General Counsel
                                                 and Secretary


Dated: January 28, 1998

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                                         EXHIBITS


Exhibit                    Description
-------                    -----------

99(a)                      Registrant's Brink's Group
                           press release dated January 28, 1998

99(b)                      Registrant's Burlington Group
                           press release dated January 28, 1998

99(c)                      Registrant's Minerals Group
                           press release dated January 28, 1998

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